UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 29, 2018

ScanSource, Inc.

(Exact name of Registrant as specified in its charter)

South Carolina	000-26926	57-0965380
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6 Logue Court, Greenville, South Carolina 29615

(Address, Including Zip Code, of Principal Executive Offices)

(864) 288-2432

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officer; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On November 28, 2018 the Board of Directors (the “Board”) of ScanSource, Inc., a South Carolina corporation (the “Company”) approved an amendment to the Company’s Nonqualified Deferred Compensation Plan (the “Amendment”) to allow directors to participate. The Amendment is attached as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 28, 2018 the Board amended and restated the Company’s Bylaws, effective immediately. The Bylaws include the following amendment:

Article II, Section 1 has been amended to require an annual meeting once every fiscal year instead of once every calendar year.

The amended Bylaws are attached as Exhibit 3.1 to this report and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of the shareholders on November 29, 2018 (the “Annual Meeting”). At the Annual Meeting, each of the seven director nominees was elected and received greater than 96% approval of votes cast, the Company’s executive compensation program was approved, on an advisory basis, with 95% approval of votes cast, and the appointment of Grant Thornton LLP as the Company’s independent auditors for fiscal 2019 was ratified with 99% approval of votes cast. The Company received proxies totaling 94% of its issued and outstanding shares of common stock, representing 24,165,890 shares of common stock, as of the record date. Each of the following proposals were voted on at the Annual Meeting and are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 18, 2018, and the results of the voting are presented below.

Election of Directors

The Company’s shareholders approved the slate of directors consisting of seven members to hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified, based on the following final voting results:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Steven R. Fischer	22,604,609	709,565	851,716
Michael L. Baur	22,888,755	425,419	851,716
Peter C. Browning	22,773,462	540,712	851,716
Michael J. Grainger	22,603,104	711,070	851,716
John P. Reilly	22,439,468	874,706	851,716
Elizabeth O. Temple	22,936,685	377,489	851,716
Charles R. Whitchurch	22,905,717	408,457	851,716

Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, based on the following final voting results:

For	Against	Abstain	Broker Non-Votes
22,197,620	1,103,079	13,475	851,716

Advisory Vote to Ratify Grant Thornton LLP as the Independent Auditors for Fiscal 2019

The Company’s shareholders ratified the appointment of Grant Thornton LLP as the Company’s independent auditors for fiscal 2019, based on the following final voting results:

For	Against	Abstain	Broker Non-Votes
24,132,882	18,444	14,564	—

Item 9.01	Submission of Matters to a Vote of Security Holders.

(d) Exhibits

Exhibit Number	Description

3.1	Amended and Restated Bylaws

10.1	First Amendment to Nonqualified Deferred Compensation Plan

10.2	Form of Director Restricted Stock Award Certificate for grants on or after January 1, 2019

10.3	Form of Director Restricted Stock Unit Award Certificate for grants on or after January 1, 2019

10.4	Form of Director Stock Award Certificate

10.5	Form of Restricted Stock Unit Award Certificate (Performance- and Service-Based) for grants on or after January 1, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ScanSource, Inc.

Date: November 29, 2018	By:	/s/ Michael L. Baur
	Name:	Michael L. Baur
	Its:	Chief Executive Officer